UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 18, 2008

Lakeland Industries, Inc.
(Exact name of Registrant as Specified in Charter)

Delaware	000-15535	13-3115216
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Koehler Avenue, Suite 7, Ronkonkoma, New York  11779-7410
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (631) 981-9700

                                         Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Lakeland Industries, Inc. (the “Company”) is filing this Current Report on Form 8-K/A as Amendment No. 1 to its Current Report on Form 8-K (the “Form 8-K”) filed with the Securities and Exchange Commission (the “Commission”) on June 20, 2008 solely to correct a number of typographical errors contained in the discussion of the advance notice provisions of the Company’s Amended and Restated Bylaws (the “Bylaws”) which were included in Item 5.03 and Item 8.01 as well as the text of the Bylaws which was filed as Exhibit 3.1 to the Form 8-K. These typographical errors relate specifically to the dates by which notices of stockholder nominations of candidates for election to the Company’s Board of Directors and notices of stockholder proposals must be received by the Company in the event that no annual meeting of stockholders was held in the preceding year or the annual meeting of stockholders is called for a date that is more than thirty (30) calendar days earlier or more than sixty (60) calendar days later than the one year anniversary of the preceding year’s annual meeting.  Accordingly, in addition to revising the text of Item 5.03 and Item 8.01 of the Form 8-K, a corrected copy of the Bylaws is filed as Exhibit 3.1 hereto and is incorporated by reference herein.  Except as set forth herein, no other information contained in the Form 8-K is being amended by this Form 8-K/A.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 18, 2008, the Board of Directors of the Company amended and restated the Bylaws of the Company.  The amendments to the Bylaws were effective on June 18, 2008. Among the amendments to the Bylaws are the following:

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Lost stock certificates. Section 1 of Article I was amended to add a new subsection (c) to provide that in the case of lost stock certificates, a new certificate or certificates shall be issued in place of any certificate or certificates previously issued by the Company that have been alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed.  In such a case, the Company may require, as a condition precedent to the issuance of a new certificate or certificates, that the owner of such lost, stolen, or destroyed certificate or certificates, or his or her legal representative, advertise the same in such manner as it shall require or provide the Company with a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the Company with respect to the certificate alleged to have been lost, stolen, or destroyed.

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Record date for corporate actions by written consent. Section 4 of Article I was amended to add a new subsection (c) to provide a procedure for setting the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting.  Pursuant to this new subsection  (c), any person seeking to have the stockholders authorize or take corporate action by written consent without a meeting shall, by written notice addressed to the Secretary and delivered to the Company, request that a record date be fixed for such purpose. The Board of Directors may then fix a record date for such purpose which shall be no more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board and shall not precede the date such resolution is adopted. If the Board of Directors fails within ten (10) days after the Company receives such notice to fix a record date for such purpose, the record date shall be the day on which the first written consent is delivered to the Company in compliance with Section 4 of the Bylaws unless prior action by the Board of Directors is required under the Delaware General Corporation Law (the “DGCL”), in which event the record date shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

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Place of stockholders’ meetings.  Subsection (b) of Section 6 of Article I was amended to conform such subsection to the current provisions of Section 211 of the DGCL as amended by the Technology Amendments to the DGCL which were adopted by the Delaware legislature and made effective July 1, 2000 (the “DGCL Technology Amendments”).  As amended by the DGCL Technology Amendments, Section 211 of the DGCL allows stockholder meetings to be held entirely by remote communication, without a venue for physical attendance, is so determined by the Board of Directors.  Accordingly, subsection (b) of Section 6 of Article I, as amended, provides that the Board of Directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as provided under the DGCL.

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Notices.  Subsection (d) of Section 6 of Article I was amended to conform the provisions of such subsection relating to notice of stockholders’ meetings to the current provisions of Section 222 of the DGCL as amended by the DGCL Technology Amendments which requires that such notice specify the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at any such meeting.

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Waivers of notices of stockholders’ meetings.  Subsection (d) of Section 6 of Article I was also amended to conform the provisions of such subsection relating to waivers of notice of stockholders’ meetings to the current provisions of Section 229 of the DGCL as amended by the DGCL Technology Amendments which permits stockholders to waive notice of a stockholders’ meeting either by a signed writing or by electronic transmission.

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Stockholder list.  Subsection (e) of Section 6 of Article I was amended to conform such subsection to the current provisions of Section 219 of the DGCL as amended by the DGCL Technology Amendments. The DGCL Technology Amendments to Section 219 eliminated the requirements that a list of stockholders be available either at a place within the city where the meeting of stockholders is to be held or at the place of the meeting for ten (10) days prior to the meeting, and substituted a requirement that the list either be made available on an electronic network or at the Company’s principal place of business for ten (10) days prior to the meeting.  The DGCL Technology Amendments to Section 219 of the DGCL also provide that, in the case of a meeting of stockholders held without a physical location, the list must be made available on an electronic network.

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Conduct of stockholders’ meetings. Subsection (f) of Section 6 of Article I was amended to add a new numbered subsection thereunder to provide that the Board of Directors of the Company shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient.  In addition, such new subsection provides that, subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and take such action as, in the discretion of such chairman, are deemed necessary, appropriate or convenient for the proper conduct of the meeting.  Such rules, regulations and procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation (A) the establishment of an agenda for the meeting, (B) restricting admission to the time set for the commencement of the meeting, (C) limiting attendance at the meeting to stockholders of record of the Company entitled to vote at the meeting, their duly authorized proxies or other such persons as the chairman of the meeting may determine, (D) limiting participation at the meeting on any matter to stockholders of record of the Company entitled to vote on such matter, their duly authorized proxies or other such persons as the chairman of the meeting may determine to recognize and, as a condition to recognizing any such participant, requiring such participant to provide the chairman of the meeting with evidence of his or her name and affiliation, whether her or she is a stockholder or a proxy for a stockholder, and the class and series and number of shares of each class and series of capital stock of the Company which are owned beneficially and/or of record by such stockholder, (E) limiting the time allotted to questions or comments by participants, (F) determining when the polls should be opened and closed for voting, (G) taking such actions as are necessary or appropriate to maintain order, decorum, safety and security at the meeting, (H) removing any stockholder who refuses to comply with meeting procedures, rules or guidelines as established by the chairman of the meeting, (I) recessing or adjourning the meeting to a later date, time and place announced at the meeting by the chairman, and (J) complying with any state and local laws and regulations concerning safety and security.

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Proxy representation. Subsection (g) of Section 6 of Article I was amended to conform such subsection to the current provisions of Section 212(b) of the DGCL as amended by the DGCL Technology Amendments. The DGCL Technology Amendments to Section 212(b) specifically authorizes the creation of a proxy relationship by telegram, cablegram or other means of electronic transmission provided that the telegram, cablegram or other means of electronic transmission either sets forth or is submitted with information from which it can be determined that the telegram, cablegram or other means of electronic transmission was authorized by the stockholder.

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Inspectors of election.  Subsection (h) of Section 6 of Article I was amended to provide that the person or persons appointed or designated, if any, to serve as the inspector or inspectors of election at a meeting of stockholders shall: (A) determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies; (B) receive votes, ballots or consents; (C) hear and determine all challenges and questions in any way arising in connection with the right to vote; (D) on request of the person presiding at the meeting, make a report in writing of any challenge, question, or matter determined by him or them and execute a certificate of any fact found by him or them; (E) retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; (F) count and tabulate all votes, ballots or consents; (G) determine when the polls shall close; (H) certify their determination of the number of shares of capital stock of the Company represented at the meeting and their count of all votes, ballots or consents; and (I) do any other acts that may be necessary or proper to conduct the election or vote with fairness to all stockholders.

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Advance notice of stockholder proposals to be brought before a annual meeting of stockholders.  Section 6 of Article I was amended to add a new subsection (k) to require stockholders intending to bring a proposal before the annual meeting of stockholders to first provide the Company with a timely and proper advance notice of such stockholder proposal in accordance with the requirements of Section 6(k).  Pursuant to Section 6(k), for business to be properly brought before an annual meeting by a stockholder, such business must be a proper subject for stockholder action under the DGCL and such stockholder (i) must be a stockholder of record on the date of the giving of the notice and on the record date for the determination of stockholders entitled to vote at such annual meeting, (ii) must be entitled to vote at such annual meeting, (iii) must comply with the notice procedures set forth in Section 6(k), and (iv) must give timely notice thereof in proper written form to the Secretary of the Company.

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To be timely, a stockholder's notice of his or her intention to bring a proposal before the annual meeting of stockholders must be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Company not earlier than the one hundred fiftieth (150th) calendar day, and not later than the close of business on the one hundred twentieth (120th) calendar day, prior to the first anniversary of the immediately preceding year's annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is more than thirty (30) calendar days earlier or more than sixty (60) calendar days later than such anniversary date, notice by the stockholder in order to be timely must be so delivered or received not later than the tenth (10th) calendar day following the earlier of (i) the day on which public disclosure of the date of such annual meeting is first made, and (ii) the receipt by such stockholder of actual notice of the date of such annual meeting.

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In addition to being timely, the stockholder's notice must be in proper written form and contain the information called for by new Section 6(k) including, but not limited to (i) a brief description of the business desired to be brought before the annual meeting, including the text of the proposal or business and the text of any resolutions proposed for consideration, (ii) the reasons for conducting such business at the annual meeting, (iii) the name and record address, as they appear on the Company stock ledger, of such stockholder and the name and address of any Stockholder Associated Person (as defined below), (iv) the class and series and number of shares of each class and series of capital stock of the Company which are owned beneficially and/or of record by such stockholder and/or any Stockholder Associated Person, and the date or dates such shares were acquired and the investment intent of such acquisition (which information shall be supplemented not later than ten (10) calendar days after the record date for the meeting to disclose such ownership as of the record date), (v) a description of all arrangements or understandings between such stockholder and/or any Stockholder Associated Person, and any other person or persons (naming such person or persons) in connection with the proposal of such business by such stockholder, (vi) any material interest of such stockholder and/or any Stockholder Associated Person in such business, individually or in the aggregate, including any anticipated benefit to the stockholder or any Stockholder Associated Person therefrom, (vii) a representation from the stockholder as to whether the stockholder or any Stockholder Associated Person intends or is part of a group which intends (A) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the proposal and/or (B) otherwise to solicit proxies in support of such proposal, (viii) a representation that such stockholder is a holder of record of stock of the Company entitled to vote at such meeting, that such stockholder intends to vote such stock at such meeting, and that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting, (ix) whether and the extent to which any hedging transaction has been engaged in by or on behalf of such stockholder or any Stockholder Associated Person with respect to any shares of stock of the Company, without regard to whether such transaction is required to be reported on a Schedule 13d in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (x) whether and the extent to which any agreement, arrangement or understanding has been made, the effect or intent of which is to increase or decrease the voting power of such stockholder or such Stockholder Associated Person with respect to any shares of the capital stock of the Company, without regard to whether such transaction is required to be reported on a Schedule 13d in accordance with the Exchange Act, (xi) in the event that such business includes a proposal to amend the Certificate of Incorporation and/or the Bylaws of the Company, the language of the proposed amendment, and (xii) such other information regarding each matter of business to be proposed by such stockholder, regarding the stockholder in his or her capacity as a proponent of a stockholder proposal, or regarding any Stockholder Associated Person, as would be required to be included in a proxy statement or other filings required to be made in connection with solicitations of proxies pursuant to Section 14 of the Exchange Act (or pursuant to any law or statute replacing such section), and the rules and regulations promulgated thereunder.

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For purposes of the Bylaws, Stockholder Associated Person of any stockholder is defined as (a) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (b) any beneficial owner of shares of stock of the Company owned of record or beneficially by such stockholder, and (c) any person controlling, controlled by or under common control with such Stockholder Associated Person.

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Advance notice of stockholder nominations to made at an annual meeting of stockholders.  Section 6 of Article I was amended to add a new subsection (l) to require stockholders intending to nominate candidates for election to the Board of Directors at an annual meeting of stockholders to first provide the Company with a timely and proper notice of such nomination in accordance with the requirements of Section 6(l).  Pursuant to Section 6(l), nominations of candidates for the election of directors at an annual meeting of stockholders may be made by any stockholder of the Company (a) who is a stockholder of record on the date of the giving of the notice of nomination, on the record date for the determination of the stockholders entitled to vote at such annual meeting and at the time of the annual meeting of stockholders, (b) who is entitled to vote at the meeting for the election of directors, and (c) who complies with the notice procedures set forth in Section 6(l).  In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Company.

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To be timely, a stockholder's notice of his or her intention to make a nomination of a candidate for election to the Company’s Board of Directors at an annual meeting of stockholders must be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Company not earlier than the one hundred fiftieth (150th) calendar day, and not later than the close of business on the one hundred twentieth (120th) calendar day, prior to the first anniversary of the immediately preceding year's annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is more than thirty (30) calendar days earlier or more than sixty (60) calendar days later than such anniversary date, notice by the stockholder in order to be timely must be so delivered or received not later than the tenth (10th) calendar day following the earlier of (i) the day on which public disclosure of the date of such annual meeting is first made, and (ii) the receipt by such stockholder of actual notice of the date of such annual meeting.

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To be in proper written form, a stockholder's notice of nomination to the Secretary shall set forth in writing as to each person whom the stockholder proposes to nominate for election or reelection as a director (a) the name, age, business address and residence address of the person, (b) the principal occupation and employment of the person, (c) the class and series and number of shares of each class and series of capital stock of the Company which are owned beneficially or of record by the person (which information shall be supplemented not later than ten (10) calendar days after the record date for the meeting to disclose such ownership as of the record date), (d) the person’s executed written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected, (e) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors, or is otherwise required, pursuant to Section 14 of the Exchange Act (or pursuant to any law or statute replacing such section), and the rules and regulations promulgated thereunder, (f) a representation from the stockholder as to whether the stockholder or any Stockholder Associated Person intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect the person proposed as a nominee and/or (2) otherwise to solicit proxies in support of the election of such person, and (g) a written statement executed by the person acknowledging that, as a director of the Company, he or she will owe fiduciary duties, under the DGCL, exclusively to the Company and its stockholders and no fiduciary duties to any specific stockholder or group of stockholders.

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To be in proper written form, a stockholder's notice of nomination to the Secretary shall also set forth in writing as to the stockholder giving the notice (a) the name and record address of such stockholder, as they appear on the Company's stock ledger, and the name and address of any Stockholder Associated Person, (b) the class and series and number of shares of each class and series of capital stock of the Company which are owned beneficially and/or of record by such stockholder and/or any Stockholder Associated Person, and the date or dates such shares were acquired and the investment intent of such acquisition (which information shall be supplemented not later than ten (10) calendar days after the record date for the meeting to disclose such ownership as of the record date), (c) a description of all arrangements or understandings between such stockholder and/or any Stockholder Associated Person and each proposed nominee and any other person or persons (naming such person or persons) pursuant to which the nomination(s) are to be made by such stockholder, (d) any material interest of such stockholder and/or any Stockholder Associated Person in the election of such proposed nominee, individually or in the aggregate, including any anticipated benefit to the stockholder or any Stockholder Associated Person therefrom, (e) a representation that such stockholder is a holder of record of stock of the Company entitled to vote at such meeting and that such stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons named in its notice, (f) whether and the extent to which any hedging transaction has been engaged in by or on behalf of such stockholder or any Stockholder Associated Person with respect to any shares of stock of the Company, without regard to whether such transaction is required to be reported on a Schedule 13d in accordance with the Exchange Act, (g) whether and the extent to which any agreement, arrangement or understanding has been made, the effect or intent of which is to increase or decrease the voting power of such stockholder or such Stockholder Associated Person with respect to any shares of the capital stock of the Company, without regard to whether such transaction is required to be reported on a Schedule 13d in accordance with the Exchange Act, and (h) any other information relating to such stockholder, in his or her capacity as a proponent of a stockholder nomination, or any Stockholder Associated Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors, or is otherwise required, pursuant to Section 14 of the Exchange Act (or pursuant to any law or statute replacing such section) and the rules and regulations promulgated thereunder.

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Advance notice of stockholder nominations to made at a special meeting of stockholders.  Section 6 of Article I was amended to add a new subsection (m) to require stockholders intending to nominate candidates for election to the Board of Directors at a special meeting of stockholders to first provide the Company with a timely and proper notice of such nomination in accordance with the requirements of Section 6(m).  Pursuant to Section 6(m), provided that the Board of Directors has determined that directors shall be elected at such special meeting, a stockholder may nominate candidates for election to the Board of Directors at such special meeting if such stockholder (a) is a stockholder of record at the time of giving of notice provided for in Section 6(m), (b) is a stockholder of record on the record date for the determination of the stockholders entitled to vote at such special meeting, (c) is a stockholder of record at the time of such special meeting, and (d) complies with the notice procedures set forth in Section 6(m), including the delivery of a timely and proper notice of nomination.

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To be timely, the stockholder’s notice of nomination with respect to a special meeting must be delivered to the Secretary of the Company at the principal executive office of the Company not later than the close of business on the tenth (10th) calendar day following the earlier of the day that the stockholder first received actual notice of the date of the special meeting and the nominees proposed by the Board of Directors to be elected at such meeting and the day on which such public disclosure is first made by the Company.

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To be in proper written form, a stockholder's notice of nomination with respect to a special meeting shall set forth in writing as to each person whom the stockholder proposes to nominate for election or reelection as a director (a) the name, age, business address and residence address of the person, (b) the principal occupation and employment of the person, (c) the class and series and number of shares of each class and series of capital stock of the Company which are owned beneficially or of record by the person (which information shall be supplemented not later than ten (10) calendar days after the record date for the meeting to disclose such ownership as of the record date), (d) the person’s executed written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected, (e) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors, or is otherwise required, pursuant to Section 14 of the Exchange Act

(or pursuant to any law or statute replacing such section), and the rules and regulations promulgated thereunder, (f) a representation from the stockholder as to whether the stockholder or any Stockholder Associated Person intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect the person proposed as a nominee and/or (2) otherwise to solicit proxies in support of the election of such person, and (g) a written statement executed by the person acknowledging that, as a director of the Company, he or she will owe fiduciary duties, under the DGCL, exclusively to the Company and its stockholders and no fiduciary duties to any specific stockholder or group of stockholders.

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To be in proper written form, a stockholder's notice of nomination with respect to a special meeting shall also set forth in writing as to the stockholder giving the notice (a) the name and record address of such stockholder, as they appear on the Company's stock ledger, and the name and address of any Stockholder Associated Person, (b) the class and series and number of shares of each class and series of capital stock of the Company which are owned beneficially and/or of record by such stockholder and/or any Stockholder Associated Person, and the date or dates such shares were acquired and the investment intent of such acquisition (which information shall be supplemented not later than ten (10) calendar days after the record date for the meeting to disclose such ownership as of the record date), (c) a description of all arrangements or understandings between such stockholder and/or any Stockholder Associated Person and each proposed nominee and any other person or persons (naming such person or persons) pursuant to which the nomination(s) are to be made by such stockholder, (d) any material interest of such stockholder and/or any Stockholder Associated Person in the election of such proposed nominee, individually or in the aggregate, including any anticipated benefit to the stockholder or any Stockholder Associated Person therefrom, (e) a representation that such stockholder is a holder of record of stock of the Company entitled to vote at such meeting and that such stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons named in its notice, (f) whether and the extent to which any hedging transaction has been engaged in by or on behalf of such stockholder or any Stockholder Associated Person with respect to any shares of stock of the Company, without regard to whether such transaction is required to be reported on a Schedule 13d in accordance with the Exchange Act, (g) whether and the extent to which any agreement, arrangement or understanding has been made, the effect or intent of which is to increase or decrease the voting power of such stockholder or such Stockholder Associated Person with respect to any shares of the capital stock of the Company, without regard to whether such transaction is required to be reported on a Schedule 13d in accordance with the Exchange Act, and (h) any other information relating to such stockholder, in his or her capacity as a proponent of a stockholder nomination, or any Stockholder Associated Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors, or is otherwise required, pursuant to Section 14 of the Exchange Act (or pursuant to any law or statute replacing such section) and the rules and regulations promulgated thereunder.

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Consent of stockholders in lieu of meetings.  Section 7 of Article I was amended to add a new subsection (c) to conform Section 7 to the current provisions of Section 228(f) of the DGCL as amended by the DGCL Technology Amendments which permits electronically transmitted consents.

•	Qualifications of directors. Section 2 of Article II was amended to provide that a director of the Company must be ay least twenty-one (21) years of age.

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Number of directors. Section 2 of Article II was amended to provide that the Board of Directors shall consist of not less than five (5) nor more than seven (7) members, the exact number of which shall be fixed from time to time by action of the Board of Directors.

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Notice of meetings of directors. Subsection (d) of Section 4 of Article II was amended to permit notice of special meetings of directors to be given orally, in writing, by telephone, facsimile, telegraph, telex, electronic mail or any form of electronic transmission

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Waiver of notice of meetings of directors. Subsection (d) of Section 4 of Article II was also amended to permit directors to waive notice of a special meeting of directors either in a signed writing or by electronic transmission.

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Action by directors without a meeting.  Section 8 of Article II was amended to conform such section to the current provisions of Section 141(f) of the DGCL as amended by the DGCL Technology Amendments which permits actions by written consent to be taken by electronic transmission.

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Resignations of directors.  Article II was amended to add a new Section 9 with respect to director resignations and the effective time of such resignations.  The new Section 9 also implements the DGCL Technology Amendments to Section 141(b) of the DGCL which provides that a director may submit his or her resignation  by electronic transmission.

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Removal of directors.  Section 5 of Article II was amended to provide that any or all of the directors may be removed from office at any time but only for cause and only by either (i) the affirmative vote of the holders of sixty six and two-thirds percent (66.67%) of the voting power of all of the shares of the Company entitled to vote for the election of directors at any annual or special meeting of the stockholders, provided that notice of the proposed removal is included in the notice of the meeting at which such action takes place, or (ii) the affirmative vote of sixty six and two-thirds percent (66.67%) of the Board of Directors at any regular or special meeting of the Board of Directors provided that notice of the proposed removal is included in the notice of the meeting at which such action takes place and such notice is not given less than two (2) business days prior to the meeting.

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Vacancies on the Board of Directors.  Section 10 of Article II was amended to provide that, subject to the rights of the holders of any series of preferred stock then outstanding, any vacancies on the Board of Directors resulting from death, resignation, removal or other cause shall only be filled by the Board, and not by the stockholders, by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board, or by a sole remaining director, and newly created directorships resulting from any increase in the number of directors, shall only be filled by the Board, or if not so filled, by the stockholders at the next annual meeting thereof or at a special meeting called for that purpose.

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Vote required for future amendments to the Bylaws. Article VI was amended to increase the requisite vote needed to amend the Bylaws, whether the Bylaws are being amended by the Board of Directors or the Company’s stockholders.  If the Bylaws are being amended by the stockholders, they may only be amended, altered, rescinded or repealed by the affirmative vote of the holders of not less than sixty six and two-thirds percent (66.67%) of the voting power of all of the shares of the Company entitled to vote at any annual or special meeting of the stockholders, provided that notice of such proposed amendment, alteration, rescission or repeal is included in the notice of the meeting at which such action takes place, which shall also include, without limitation, the text of any such proposed amendment or alteration and/or any resolution calling therefor for any rescission or repeal.   If the Bylaws are being amended by the Board of Directors, they can only be amended, altered, rescinded or repealed by the affirmative vote of not less than a two-thirds majority of the Board of Directors at any regular or special meeting of the Board of Directors provided that notice of such proposed alteration, amendment, rescission or repeal to be made is included in the notice of the meeting at which such action takes place, which shall also include, without limitation, the text of any such proposed amendment or alteration and/or any resolution calling therefor for any rescission or repeal.

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Indemnification of directors and officers.  A new Article VII was added to the Bylaws to provide that the Company shall provide indemnification, in among other situations, to any person who was or is a party or is threatened to be made a party to, or is involved in or called as a witness in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that such person is or was a director or officer of the Company, or is or was a director or officer of the Company serving at the request of the Company on as a director or officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful.

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Advancement of expenses.  The newly-added Article VII also provides that the Company shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or officer of the Company, or is or was serving at the request of the Company as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified by the Company pursuant to Article VII of the Bylaws or otherwise.

In addition to the foregoing, there are various other “clean-up” changes including, but not limited to, grammatical and other typographical corrections, formatting changes, revisions to headings, titles and captions, and capitalization of defined terms.

The foregoing summary of the amendments to the Bylaws does not purport to be complete and is qualified by reference to the complete text of the Amended and Restated Bylaws attached to this Current Report on Form 8-K as Exhibit 3.1 and which is incorporated herein by reference in its entirety.

Item 8.01                      Other Events.

As discussed above, on June 18, 2008, the Board of Directors of the Company adopted various amendments to the Bylaws.  Included among such amendments to the Bylaws are amendments requiring stockholders intending to (i) nominate persons for election to the Company’s Board of Directors at a meeting of stockholders, or (ii) bring other business before a meeting of stockholders (other than proposals sought to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act) to provide the Company with timely and proper notice of such intention.

Pursuant to the Bylaws, in order for a stockholder to bring a proposal (other than proposals sought to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act) before, or make a nomination at, the Company’s 2009 annual meeting of stockholders, such stockholder must deliver a written notice of notice of such proposal and/or nomination to, or it must be mailed and received by, the Company’s Corporate Secretary at the principal executive offices of the Company, located at 701 Koehler Avenue, Suite 7, Ronkonkoma, New York 11779, no earlier than January 20, 2009, and not later than the close of business on February 19, 2009.  In the event that the Company’s 2009 annual meeting of stockholders is called for a date that is that is more than thirty (30) calendar days earlier than June 18, 2009 or more than sixty (60) calendar days later than June 18, 2009, then written notice of such proposal and/or nomination by the stockholder must be delivered to, or it must be mailed and received by, the Secretary at the principal executive offices of the Company no later than the tenth (10th) calendar day following the earlier of (i) the day on which public disclosure of the date of the 2009 annual meeting of stockholders is first made, and (ii) the receipt by such stockholder of actual notice of the date of such annual meeting.  For purposes of the foregoing, public disclosure includes a disclosure made in a press release reported by the Dow Jones News Services, Reuters, Associated Press or a comparable national news service, in a document filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act or in a notice provided to the Nasdaq Global Market.

The amendments to the Bylaws discussed herein do not affect the deadlines for stockholder proposals sought to be included in the Company’s proxy materials pursuant to Rule 14a-8 of the Exchange Act.  Pursuant to Rule 14a-8 of the Exchange Act, stockholder proposals may be included in the Company’s proxy materials for consideration at the 2009 annual meeting of stockholders so long as they are provided to the Company on a timely basis and satisfy the requirements and conditions set forth in Rule 14a-8 of Exchange Act. For a stockholder proposal to be included in the Company’s proxy materials for its 2009 annual meeting of stockholders, the proposal must be submitted in writing and delivered to, or mailed to and received by, the Company’s Corporate Secretary at the principal executive offices of the Company, located at 701 Koehler Avenue, Suite 7, Ronkonkoma, New York 11779, no later than the close of business on January 20, 2009.

The foregoing description of the applicable notice deadlines that must be met by stockholders intending to nominate a candidate for election to the Company’s Board of Directors at, or bring a proposal before, the Company’s 2009 annual meeting of stockholders does not purport to be a complete description of the advance notice and advance nomination provisions contained in the Bylaws and such description is qualified by reference to the complete text of the Amended and Restated Bylaws attached to this Current Report on Form 8-K as Exhibit 3.1 and which is incorporated herein by reference in its entirety.  In addition to the requirement that the notice by the stockholder be timely, the Bylaws contain additional requirements with respect to advance notice of stockholder proposals and/or director nominations, including, but not limited to, who is eligible to provide such notices and what constitutes a proper form of notice of a nomination of a candidate for election to the Board of Directors and/or a stockholder proposal.  Accordingly, stockholders are urged to read the complete text of the advance notice and advance nomination provisions contained or referenced in subsections (k) – (m) of Section 6 of Article I of the Bylaws.

Item 9.01               Financial Statements and Exhibits.

(d)	The following have been filed as exhibits to this Form 8-K:

3.1	Lakeland Industries, Inc. Amended and Restated By-Laws, as amended and restated on June 18, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND INDUSTRIES, INC.

Date: August 7, 2008	By:	/s/ Christopher J. Ryan
		Name:	Christopher J. Ryan
		Title:	President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

3.1	Lakeland Industries, Inc. Amended and Restated By-Laws as amended and restated on June 18, 2008.

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